(GRAPHICS)
First Security Benefit Life Insurance     SECUREDESIGNS(R) DOLLAR COST AVERAGING
and Annuity Company of New York

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Frequency (check one):

       [ ] Monthly  [ ] Quarterly

       [ ] Annually [ ] Semi-Annually

C. Option (check one):

   [ ] $______________ per transfer over____________ months/years.

   [ ] __________% per transfer over__________ months/years.

   [ ] Fixed Period over _________ months/years.

   [ ] Only Interest/Earnings over __________ months/years.

      (Earnings will accrue for one time period - i.e. monthly or quarterly -
      from the effective date before the first transfer occurs.)
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                                                               Please Continue =

FSB 237 Supp B (2-08)               SecureDesigns 32-79906-03  2009/05/01  (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):                             TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):
---AIM V.I. Basic Value            ---PIMCO VIT Foreign Bond       ---AIM V.I. Basic Value          ---PIMCO VIT Foreign Bond
---AIM V.I. Capital Development       (U.S. Dollar-Hedged)         ---AIM V.I. Capital Development     (U.S. Dollar-Hedged)
---AIM V.I. Global Health Care     ---PIMCO VIT Low Duration       ---AIM V.I. Global Health Care   ---PIMCO VIT Low Duration
---AIM V.I. Global Real Estate     ---PIMCO VIT Real Return        ---AIM V.I. Global Real Estate   ---PIMCO VIT Real Return
---AIM V.I. International Growth   ---PIMCO VIT Small Cap          ---AIM V.I. International Growth ---PIMCO VIT Small Cap
---AIM V.I. Mid Cap Core Equity       StocksPLUS(R) TR             ---AIM V.I. Mid Cap Core Equity     StocksPLUS(R) TR
---American Century                ---Royce Micro-Cap              ---American Century              ---Royce Micro-Cap
   VP Mid Cap Value                ---RVT CLS AdvisorOne Amerigo      VP Mid Cap Value              ---RVT CLS AdvisorOne Amerigo
---American Century VP Ultra(R)    ---RVT CLS AdvisorOne Clermont  ---American Century VP Ultra(R)  ---RVT CLS AdvisorOne Clermont
---American Century VP Value       ---Rydex VT All-Cap Opportunity ---American Century VP Value     ---Rydex VT All-Cap Opportunity
---Dent Strategic Portfolio        ---Rydex VT Alternative         ---Dent Strategic Portfolio      ---Rydex VT Alternative
---Dreyfus IP Technology Growth       Strategies Allocation        ---Dreyfus IP Technology Growth     Strategies Allocation
---Dreyfus VIF                     ---Rydex VT EP Aggressive       ---Dreyfus VIF                   ---Rydex VT EP Aggressive
   International Value                Rydex VT EP Conservative        International Value           ---Rydex VT EP Conservative
---Franklin Income Securities      ---Rydex VT EP Moderate         ---Franklin Income Securities    ---Rydex VT EP Moderate
---Franklin Small                  ---Rydex VT International       ---Franklin Small                ---Rydex VT International
   Cap Value Securities               Opportunity                     Cap Value Securities             Opportunity
---Franklin Templeton VIP          ---Rydex VT Managed             ---Franklin Templeton VIP        ---Rydex VT Managed
   Founding Funds Allocation          Futures Strategy                Founding Funds Allocation        Futures Strategy
---Janus Aspen Enterprise          ---Rydex VT Multi-Cap           ---Janus Aspen Enterprise        ---Rydex VT Multi-Cap
---Janus Aspen INTECH                 Core Equity                  ---Janus Aspen INTECH               Core Equity
   Risk-Managed Core               ---SBL All Cap Value               Risk-Managed Core             ---SBL All Cap Value
---Janus Aspen Janus Portfolio     ---SBL Enhanced Index           ---Janus Aspen Janus Portfolio   ---SBL Enhanced Index
---Legg Mason Partners Variable    ---SBL Equity                   ---Legg Mason Partners Variable  ---SBL Equity
   Aggressive Growth               ---SBL Global                      Aggressive Growth             ---SBL Global
---Legg Mason Partners Variable    ---SBL High Yield               ---Legg Mason Partners Variable  ---SBL High Yield
   Global High Yield Bond          ---SBL Large Cap Value             Global High Yield Bond        ---SBL Large Cap Value
---Legg Mason Partners Variable    ---SBL Managed Asset            ---Legg Mason Partners Variable  ---SBL Managed Asset Allocation
   Small Cap Growth                   Allocation                      Small Cap Growth              ---SBL Mid Cap Growth
---MFS(R) VIT Research             ---SBL Mid Cap Growth           ---MFS(R) VIT Research           ---SBL Mid Cap Value
   International                   ---SBL Mid Cap Value               International                 ---SBL Money Market
---MFS(R) VIT Total Return         ---SBL Money Market             ---MFS(R) VIT Total Return       ---SBL Select 25
---MFS(R) VIT Utilities            ---SBL Select 25                ---MFS(R) VIT Utilities          ---SBL Small Cap Growth
---Mutual Global Discovery         ---SBL Small Cap Growth         ---Mutual Global Discovery       ---SBL Small Cap Value
   Securities                      ---SBL Small Cap Value             Securities                    ---SBL US Intermediate Bond
---Neuberger Berman AMT            ---SBL US Intermediate Bond     ---Neuberger Berman AMT          ---Van Kampen LIT Comstock
   Socially Responsive             ---Van Kampen LIT Comstock         Socially Responsive           ---Van Kampen LIT Government
---Oppenheimer Core                ---Van Kampen LIT Government    ---Oppenheimer Core              ---Van Kampen UIF Emerging
   Bond Fund/VA                    ---Van Kampen UIF Emerging         Bond Fund/VA                     Markets Equity
---Oppenheimer Main Street         ---Markets Equity               ---Oppenheimer Main Street       ---Van Kampen UIF Equity
   Small Cap Fund(R)/VA            ---Van Kampen UIF Equity           Small Cap Fund(R)/VA             and Income
---PIMCO VIT All Asset                and Income                   ---PIMCO VIT All Asset           ---Fixed Account
---PIMCO VIT                       ---Fixed Account                ---PIMCO VIT                     MUST TOTAL 100%
   CommodityRealReturn             MUST TOTAL 100%                    CommodityRealReturn
   Strategy                                                           Strategy
---PIMCO VIT Emerging                                              ---PIMCO VIT Emerging
   Markets Bond                                                       Markets Bond
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

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________     ____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 237 Supp B (2-08)               SecureDesigns 32-79906-03  2009/05/01  (2/2)